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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 25, 2002

                             CONEXANT SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

            000-24923                           25-1799439
      (Commission File No.)           (IRS Employer Identification No.)

            4311 JAMBOREE ROAD, NEWPORT BEACH, CALIFORNIA 92660-3095
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (949) 483-4600

                         ------------------------------


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ITEM 5. OTHER EVENTS.

Registrant's press release dated February 25, 2002 is attached hereto as Exhibit 99.1.

ITEM 7. EXHIBITS.


99.1      Press Release of Registrant dated February 25, 2002.


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        CONEXANT SYSTEMS, INC.

Dated:  March 1, 2002                   By: /s/ Kerry Petry
                                            --------------------------------
                                            Kerry Petry
                                            Vice President and Treasurer


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                                INDEX TO EXHIBITS

99.1      Press Release of Registrant dated February 25, 2002.